American Funds Global Balanced Fund

Part B

Statement of Additional Information

January 1, 2012

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Global Balanced Fund (the “fund” or “GBAL”) dated January 1, 2012. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

American Funds Global Balanced Fund
Attention: Secretary
One Market
Steuart Tower, Suite 2000
San Francisco, California 94105
415/421-9360

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class	Ticker	Class 529-A	CBFAX	Class R-1	RGBLX
Class A	GBLAX	Class 529-B	CBFBX	Class R-2	RGBBX
Class B	GBLBX	Class 529-C	CBFCX	Class R-3	RGBCX
Class C	GBLCX	Class 529-E	CBFEX	Class R-4	RGBEX
Class F-1	GBLEX	Class 529-F-1	CBFFX	Class R-5	RGBFX
Class F-2	GBLFX			Class R-6	RGBGX

Investment portfolio

Financial statements

 Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

•	The fund will invest at least 45% of the value of its assets in equity investments.

•	The fund will invest a portion of its assets in issuers domiciled outside of the United States, including issuers domiciled in emerging countries.

•
The fund will invest at least 25% of the value of its assets in debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

•
The fund may also invest up to 5% of its assets in lower quality, higher yielding debt securities including those convertible into common stocks (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

*     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

 Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt securities — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in emerging countries. Although there is no universally accepted definition, the investment adviser generally considers an emerging country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of emerging countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging countries may have less stable governments, may present the risks of nationalization of businesses, may have restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries. The economies of emerging countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the location or domicile of an issuer, the fund’s investment adviser will consider the location/domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, has its assets, derives its revenues and/or profits and/or conducts its principal operations.

Certain risk factors related to emerging countries

Currency fluctuations — The fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the fund can engage in certain currency transactions to hedge against currency fluctuations. See “Currency Transactions” below.

Government regulation — The political, economic and social structures of certain emerging countries may be more volatile and less developed than those in the United States. Certain emerging countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. While the fund will only invest in markets where these restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the fund due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Emerging securities markets — Emerging countries may have less well-developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in emerging countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in emerging countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Investor information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends and capital gains received by non-residents varies among emerging countries and, in some cases, is comparatively high. In addition, emerging countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Inflation-indexed bonds — The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index.

For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

Pass-through securities —The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

Warrants and rights — The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

Depositary receipts — ADRs, in registered form, are designed for use in the U.S. securities markets and are generally dollar denominated. EDRs, in bearer form, are designed for use in the European securities markets and may be dollar denominated. GDRs, in bearer form, primarily are designed for use in the European and the U.S. securities markets, and may be dollar denominated. Depositary receipts represent and may be converted into the underlying foreign security.

Real estate investment trusts — The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). The fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may cross hedge and purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter (“OTC options”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund does not intend to purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into “roll” transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)), (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

*     *     *     *     *     *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-deferred.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rate for the fiscal year ended October 31, 2011 was 38%. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year.

 Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.Borrow money;

b.Issue senior securities;

c.Underwrite the securities of other issuers;

d.Purchase or sell real estate or commodities;

e.Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2.The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, the fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

 Management of the fund

Board of trustees and officers

“Independent” trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Louise H. Bryson, 67 Trustee (2010)	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; Chair of the Board of Trustees, J. Paul Getty Trust (through May 2010); former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	7	None	• Service on advisory and trustee boards for charitable, educational and nonprofit organizations • M.B.A. and M.A.T.
Mary Anne Dolan, 64 Chairman of the Board (Independent and Non-Executive) (2010)	Founder and President, MAD Ink (communications company)	10	None	• Senior management and editorial experience with multiple newspaper publishers and news service organizations • Service as director of writers conference
James G. Ellis, 64 Trustee (2010)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	46	Quiksilver, Inc. Former director of Genius Products (until 2008); Professional Business Bank (until 2007)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • M.B.A.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Leonard R. Fuller, 65 Trustee (2010)	President and CEO, Fuller Consulting (financial management consulting firm)	46	None	• Former partner, public accounting firm • Financial management consulting • Service on advisory and trustee boards for municipal, educational and nonprofit organizations • M.B.A.
William D. Jones, 56 Trustee (2010)	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	7	Sempra Energy Former director of SouthWest Water Company (until 2010)

• Senior investment and management experience, real estate

• Corporate board experience

• Service as director, Federal Reserve Boards of San Francisco and Los Angeles (“Class C” member [independent director] effective 2011; term as “Class B” member ended in 2010)

• Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

• M.B.A.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
L. Daniel Jorndt, 70 Trustee (2010)	Retired	4	Former director of Kellogg Co. (until 2007)	• Experience as a chief executive officer, drug store chain • Corporate board experience • M.B.A.
William H. Kling, 5,6 69 Trustee (2010)	President Emeritus, American Public Media	10	Former director of Irwin Financial Corporation (until 2009)

• Service as chief executive officer, media and entertainment company

• Media and technology consultant

• Corporate board experience

• Service on advisory and trustee boards for charitable and nonprofit organizations

• M.S., mass communications

John C. Mazziotta, M.D., Ph.D., 62 Trustee (2011)	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None	• Service on advisory boards of educational, research and nonprofit organizations • M.D. and Ph.D., neuroanatomy and computer science

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
John G. McDonald, 74 Trustee (2010)	Stanford Investors Professor, Graduate School of Business, Stanford University	13	iStar Financial, Inc.; Plum Creek Timber Co.; QuinStreet, Inc.; Scholastic Corporation Former director of Varian, Inc. (until 2010)

• Corporate board experience

• Service on the Board of Governors of the National Association of Securities Dealers (now FINRA)

• Service as vice chairman of NASD/NASDAQ stock market

• M.B.A., Ph.D., finance

Bailey Morris-Eck, 67 Trustee (2010)	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

• Senior management experience, for multiple research institutes

• Service as senior adviser to the President’s Office of Economic Policy and Summit Coordination

• Service as economics correspondent for multiple newspaper publishers

• Service on advisory and trustee boards for charitable, educational, journalistic, international relations, and nonprofit organizations

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Steven B. Sample, Ph.D., 71 Trustee (2010)	President Emeritus, University of Southern California; President, University of Southern California (through August 2010)	4	Intermec, Inc. Former director William Wrigley Jr. Co. (until 2008)

• Senior academic leadership positions for multiple universities

• Professor, electrical engineering

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational, research and nonprofit organizations

• Ph.D, electrical engineering

“Interested” trustees7,8

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the fund’s service providers also permits them to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years
Michael J. Thawley, 61 Vice Chairman of the Board (2010)	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.*; former Australian Ambassador to the United States	2	None
Eric S. Richter, 51 President (2010)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company	1	None

Other officers8

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
David M. Riley, 44 Senior Vice President (2010)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company
Mark A. Brett, 53 Vice President (2010)

Vice President – Fixed Income, Capital Research Company*; Vice President, Capital International Research, Inc.*; Senior Vice President, Capital International Limited*; Director, Capital Strategy Research, Inc.*

Paul Flynn, 45 Vice President (2010)	Senior Vice President – Capital Research Global Investors, Capital Research Company*
Vincent P. Corti, 55 Secretary (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Ari M. Vinocor, 37 Treasurer (2011)	Vice President – Fund Business Management Group, Capital Research and Management Company
Raymond F. Sullivan, Jr., 54 Assistant Secretary (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 60 Assistant Treasurer (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company

*Company affiliated with Capital Research and Management Company.

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director or trustee of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

5Gordon Crawford (Senior Vice President, Capital Research Global Investors, Capital Research and Management Company) has been a trustee of Southern California Public Radio, where Mr. Kling formerly served as a trustee and as Second Vice Chair during 2009.

6Irwin Financial Corporation filed a petition for liquidation under Chapter 7 of the federal Bankruptcy Code on September 21, 2009. This action followed the issuance of consent orders by relevant federal and state banking authorities and the appointment of the Federal Deposit Insurance Corporation as receiver for Irwin Financial Corporation’s two banking subsidiaries. Mr. Kling is a former director of Irwin Financial Corporation.

7“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

8All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Fund shares owned by trustees as of December 31, 20101:

Name	Dollar range2 of fund shares owned	Aggregate dollar range2 of shares owned in all funds in the American Funds family overseen by trustee	Dollar range2,3 of independent trustees deferred compensation4 allocated to fund	Aggregate dollar range2,3 of independent trustees deferred compensation4 allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
Louise H. Bryson	$50,001 – $100,000	Over $100,000	$10,001 – $50,000	Over $100,000
Mary Anne Dolan	$50,001 – $100,000	Over $100,000	N/A	N/A
James G. Ellis	$10,001 – $50,000	Over $100,000	N/A	N/A
Leonard R. Fuller	None	Over $100,000	N/A	Over $100,000
William D. Jones	$10,001 – $50,0005	Over $100,000	$10,001 – $50,000	Over $100,000
L. Daniel Jorndt	Over $100,000	Over $100,000	N/A	N/A
William H. Kling	$10,001 – $50,000	Over $100,000	N/A	N/A
John C. Mazziotta	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000
John G. McDonald	$1 – $10,0005	Over $100,000	N/A	Over $100,000
Bailey Morris-Eck	$1 – $10,000	Over $100,000	N/A	Over $100,000
Steven B. Sample	None	Over $100,000	N/A	N/A

Name	Dollar range2 of fund shares owned	Aggregate dollar range2 of shares owned in all funds in the American Funds family overseen by trustee
“Interested” trustees
Michael J. Thawley	$50,001 – $100,000	$50,001 – $100,000
Eric S. Richter	Over $100,000	Over $100,000

1The fund began operations on February 1, 2011, therefore the dollar ranges are as of October 31, 2011.

2Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

3N/A indicates that the listed individual, as of December 31, 2010, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

4Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

5The dollar range of fund shares owned is as of December 31, 2011.

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $12,350 to $18,750, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended October 31, 2011:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates2
Louise H. Bryson3	$22,648	$230,289
Mary Anne Dolan	30,882	347,805
James G. Ellis	24,585	254,602
Leonard R. Fuller3	29,609	315,338
William D. Jones3	25,880	262,289
L. Daniel Jorndt3	25,438	137,438
William H. Kling	22,757	328,805
John C. Mazziotta3	25,063	114,938
John G. McDonald3	23,355	393,852
Bailey Morris-Eck	38,109	204,141
Steven B. Sample	28,438	149,438

1Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 2010. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees.

2Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

3Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2011 fiscal year for participating trustees is as follows: Louise H. Bryson ($18,380), Leonard R. Fuller ($12,191), William D. Jones ($6,186), L. Daniel Jorndt ($22,070), John C. Mazziotta ($10,312) and John G. McDonald ($18,298). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware statutory trust on November 5, 2010.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and independent fund counsel.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Mary Anne Dolan, James G. Ellis, Leonard R. Fuller, William D. Jones, L. Daniel Jorndt, John G. McDonald and Steven B. Sample, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held four meetings during the 2011 fiscal year.

The fund has a contracts committee comprised of Louise H. Bryson, Mary Anne Dolan, James G. Ellis, Leonard R. Fuller, William D. Jones, L. Daniel Jorndt, William H. Kling, John C. Mazziotta, John G. McDonald, Bailey Morris-Eck and Steven B. Sample, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2011 fiscal year.

The fund has a nominating and governance committee comprised of Louise H. Bryson, William H. Kling, John C. Mazziotta and Bailey Morris-Eck, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2011 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds’ boards monitor the proxy voting process and generally provide guidance with respect to the Principles through a joint proxy committee of the American Funds.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a board member of one or more American Funds is also a board member of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2011. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class B Class C Class 529-A Class 529-B Class R-1	32.84% 27.92 7.18 17.52 12.02 10.99
First Clearing, LLC Custody Account St. Louis, MO	Record	Class A Class B Class C Class F-1 Class R-1	8.65 5.40 13.48 19.83 10.81
Pershing, LLC Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2 Class R-1 Class R-3	7.04 6.52 7.69 20.04 11.99 10.24 5.98
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C Class F-2	6.76 10.71
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-1 Class R-4	6.64 7.15 5.85
National Financial Services, LLC Omnibus Account New York, NY	Record	Class C Class F-1 Class F-2	5.21 14.83 6.82
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	Class C Class F-1	5.07 8.13
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-1 Class R-3	12.41 5.74
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2	6.28 5.36
Capital Group Private Client Services Account Irvine, CA	Record	Class F-2	43.03
RBC Capital Markets, LLC Omnibus Account Minneapolis, MN	Record	Class F-2	8.26
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	7.12
VCSP/CollegeAmerica Individual Investor Pawlet, VT	Record Beneficial	Class 529-F-1	8.02

Name and address	Ownership	Ownership percentage
VCSP/CollegeAmerica Individual Investor San Antonio, TX	Record Beneficial	Class 529-F-1	7.04
VCSP/CollegeAmerica Individual Investor Irvine, CA	Record Beneficial	Class 529-F-1	5.19
VCSP/CollegeAmerica Individual Investor Old Lyme, CT	Record Beneficial	Class 529-E	7.05
Capital Research & Management Company Corporate Account Los Angeles, CA	Record	Class R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class R-6	24.67 9.26 9.57 18.84 6.74 89.30
Quality Plumbing Safe Harbor 401K Plan Tampa, FL	Record Beneficial	Class R-1	8.41
Romick, Inc. T/A Midway Discount Liquors 401K Plan Joppa, MD	Record Beneficial	Class R-1	5.33
Copeland Surveying, Inc. Retirement Plan Medford, NJ	Record Beneficial	Class R-1	5.04
Petersen International Underwriters Retirement Plan Valencia, CA	Record Beneficial	Class R-4	6.96
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	87.81

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio counselors may be measured against one or more benchmarks, depending on his or her investment focus, such as: MSCI All Country World Index, Barclays Global Aggregate Investment Grade Index, Lipper Global Funds Index, Lipper Global Income Funds Index and JP Morgan Government Bond Index – Emerging Markets Global Diversified. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio counselor fund holdings and other managed accounts — As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of October 31, 2011:

Portfolio counselor	Dollar range of fund shares owned1	Number of other registered investment companies (RICs) for which portfolio counselor is a manager (assets of RICs in billions)2		Number of other pooled investment vehicles (PIVs) for which portfolio counselor is a manager (assets of PIVs in billions)3		Number of other accounts for which portfolio counselor is a manager (assets of other accounts in billions)4
Eric S. Richter	Over $1,000,000	3	$147.8	1	$0.15	None
David M. Riley	$100,001 – $500,000	3	$144.7	None		None
Mark A. Brett	None5	2	$9.3	4	$0.24	86	$2.31
Paul Flynn	None5	None		None		None
Robert H. Neithart	$100,001 – $500,000	4	$64.6	6	$3.43	177	$5.73

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.

3Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

4Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

5Tax considerations may adversely influence portfolio counselor’s ability to own shares of the fund.

6The advisory fee of one of these accounts (representing $0.26 billion in total assets) is based partially on its investment results.

7The advisory fee of one of these accounts (representing $0.11 billion in total assets) is based partially on its investment results.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until March 31, 2012, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

As compensation for its services, the investment adviser receives a monthly fee that is based on the following annualized rates and daily net asset levels:

Net asset level

Rate	In excess of	Up to
0.660%	$0	$500,000,000
0.570	500,000,000	1,000,000,000
0.510	1,000,000,000	1,500,000,000
0.470	1,500,000,000	2,500,000,000
0.450	2,500,000,000	4,000,000,000
0.435	4,000,000,000	6,500,000,000
0.425	6,500,000,000	10,500,000,000
0.420	10,500,000,000	17,000,000,000
0.417	17,000,000,000

For the fiscal year ended October 31, 2011, the investment adviser was entitled to receive from the fund an advisory fee of $7,110,000.

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, F, R and 529 shares. The Administrative Agreement will continue in effect until March 31, 2012, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of 0.01% of the fund’s average daily net assets for Class A shares and 0.05% of the fund’s average daily net assets for Class C, F, R and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.

Prior to January 1, 2012, Class A shares were not subject to an administrative services fee and Class C, F, R and 529 shares were subject to an administrative services fee of up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on each share classes’ respective average daily net assets. The investment adviser used a portion of the administrative services fee paid on Class C, F, R and 529 shares to compensate third parties for transfer agent services provided to shareholder accounts on behalf of the fund. Of the remainder, the investment adviser retained no more than 0.05% of the average daily net assets for each applicable share class for the administrative services it provided.

Prior to January 1, 2012, the administrative services fee also included compensation for transfer agent and shareholder services provided to fund shareholders in each applicable share class. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser made payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services was also paid directly from the relevant share class.

During the 2011 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

Administrative services fee
Class C	$188,000
Class F-1	74,000
Class F-2	54,000
Class 529-A	40,000
Class 529-B	1,000
Class 529-C	13,000
Class 529-E	1,000
Class 529-F-1	1,000
Class R-1	3,000
Class R-2	10,000
Class R-3	6,000
Class R-4	3,000
Class R-5	8,000
Class R-6	0*

*Actual amount is less than $1,000.

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251 and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•
For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisers, in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2011	$5,436,000	$24,379,000
Class B	2011	—	—
Class C	2011	—	1,796,000
Class 529-A	2011	160,000	752,000
Class 529-B	2011	—	—
Class 529-C	2011	—	101,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to 0.25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable. As of the fund’s most recent fiscal year, unreimbursed expenses which remained subject to reimbursement under the Plan for Class A shares totaled $339,000 or 0.02% of Class A net assets.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments1	Distribution related payments1	Total allowable under the Plans2
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2011 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$3,017,000	$288,000
Class B	84,000	16,000
Class C	1,113,000	230,000
Class F-1	146,000	34,000
Class 529-A	65,000	14,000
Class 529-B	7,000	1,000
Class 529-C	90,000	22,000
Class 529-E	8,000	3,000
Class 529-F-1	—	—
Class R-1	21,000	11,000
Class R-2	29,000	14,000
Class R-3	20,000	9,000
Class R-4	7,000	3,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisers to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial adviser. If you need a financial adviser, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion, 0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

Other compensation to dealers — As of July 2011, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Financial Network Investment Corporation
Guaranty Brokerage Services, Inc.
Multi-Financial Securities Corporation
Primevest Financial Services, Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Genworth Financial Securities Corporation
H. Beck, Inc.
Hefren-Tillotson, Inc.
HTK / Janney Montgomery Group
Hornor, Townsend & Kent, Inc.
Janney Montgomery Scott LLC
ING Group
ING Financial Advisers, LLC
ING Financial Partners, Inc.
Transamerica Financial Advisors, Inc.
J. J. B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
Chase Investment Services Corp.
J.P. Morgan Securities Inc.
Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
LPL Financial Corporation
Uvest Investment Services
Merrill Lynch Banc of America
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Metlife Enterprises
Metlife Securities Inc.
New England Securities
Tower Square Securities, Inc.
Walnut Street Securities, Inc.
MML Investors Services, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney LLC
National Planning Holdings Inc.
Invest Financial Corporation
Investment Centers of America, Inc.
National Planning Corporation
SII Investments, Inc.

NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
PFS Investments Inc.
PNC Network
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
SunTrust Investment Services, Inc.
The Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Wells Fargo Network
First Clearing LLC
H.D. Vest Investment Securities, Inc.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Investment Services Group
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors Private Client Group
Wells Fargo Investments, LLC

 Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer’s ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal year ended October 31, 2011 amounted to $1,750,000.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Global Markets Inc., Credit Suisse Group, Goldman Sachs & Co., Morgan Stanley and UBS AG. As of the fund’s most recently completed fiscal year, the fund held equity securities of Citigroup Inc. in the amount of $23,535,000, Credit Suisse Group in the amount of $18,737,000 and UBS AG in the amount of $6,451,000. The fund held debt securities of Citigroup Inc. in the amount of $3,610,000, Credit Suisse Group in the amount of $970,000, Goldman Sachs Group, Inc. in the amount of $3,401,000, Morgan Stanley in the amount of $2,909,000 and UBS AG in the amount of $1,964,000.

 Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website within 30 days after the end of the calendar quarter. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund’s custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

 Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund’s share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund may also calculate its share price on days the New York Stock Exchange is closed when deemed prudent to do so by the fund’s officers.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on these prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more independent pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

 Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-deferred account, such as a retirement plan or education savings account. Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the fund’s earnings and profits.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments (other than exempt-interest dividends) made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

 Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial adviser — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds
12711 North Meridian Street
Carmel, IN 46032-9181

American Funds
5300 Robin Hood Rd.
Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank
ABA Routing No. 121000248
Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:
American Funds Service Company
(fund’s name)

For further credit to:
(shareholder’s fund account number)
(shareholder’s name)

You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

•	Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and

•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at 800/421-0180 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

 Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)
current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law,

(b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

 Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•
individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•
for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•
Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or

elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

 Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

 Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under “General information — fund numbers”), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

 General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by Bank of New York Mellon, One Wall Street, New York, NY 10286, as Custodian. If the fund holds securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer Agent — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $1,380,000 for Class A shares and $12,000 for Class B shares for the 2011 fiscal year. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

Prior to January 1, 2012, only Class A and B shares were subject to the Shareholder Services Agreement. American Funds Service Company was compensated for certain transfer agency services provided to other share classes from the administrative services fees paid to the investment adviser and from the relevant share class, as described under “Administrative services.”

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — O’Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. Counsel does not provide legal services to the fund’s investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling 800/421-0180 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus.The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Legal proceedings — Class action lawsuits have been filed against the investment adviser and affiliated entities in the U.S. District Court, Central District of California. The investment adviser believes that these suits are without merit and will defend itself vigorously.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2011

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$24.45
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$25.94

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Funds Global Balanced Fund SM	037	237	337	437	637
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income FundSM	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental InvestorsSM	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Mortgage FundSM	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond FundSM	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New YorkSM	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income TrustSM	021	221	321	421	621
The Bond Fund of AmericaSM	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of AmericaSM	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of AmericaSM	043	243	343	443	643
Short-Term Bond Fund of AmericaSM	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®*	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities FundSM	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659
___________

*Qualified for sale only in certain jurisdictions.

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2602
American Balanced Fund	2111	2211	2311	2411	2511	2611
American Funds Global Balanced Fund	2137	2237	2337	2437	2537	2637
American Mutual Fund	2103	2203	2303	2403	2503	2603
Capital Income Builder	2112	2212	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2616
Fundamental Investors	2110	2210	2310	2410	2510	2610
The Growth Fund of America	2105	2205	2305	2405	2505	2605
The Income Fund of America	2106	2206	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	2334	2434	2534	2634
The Investment Company of America	2104	2204	2304	2404	2504	2604
The New Economy Fund	2114	2214	2314	2414	2514	2614
New Perspective Fund	2107	2207	2307	2407	2507	2607
New World Fund	2136	2236	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2601
Bond funds
American Funds Mortgage Fund	2142	2242	2342	2442	2542	2642
American High-Income Trust	2121	2221	2321	2421	2521	2621
The Bond Fund of America	2108	2208	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
American Funds 2055 Target Date Retirement FundSM	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

 Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s

Long-term rating definitions

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

Long-term issue credit ratings

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Fitch Ratings, Inc.

Long-term credit ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

•
For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•
the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid an imminent or inevitable default.

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, or categories below ‘B’.

Description of commercial paper ratings

Moody’s
Commercial paper ratings (highest three ratings)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s
Commercial paper ratings (highest three ratings)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

....
[logo – American Funds®]

American Funds Global Balanced FundSM
Investment portfolio

October 31, 2011

Common stocks — 54.70%	Shares	Value (000)

CONSUMER DISCRETIONARY — 11.19%
DIRECTV, Class A1	1,022,200	$46,469
Home Depot, Inc.	1,281,800	45,888
British Sky Broadcasting Group PLC2	2,128,900	23,900
Virgin Media Inc.	939,000	22,893
General Motors Co.1	855,000	22,102
Mattel, Inc.	703,100	19,856
Kohl’s Corp.	364,000	19,296
Hyundai Motor Co.2	92,450	18,753
Marks and Spencer Group PLC2	3,647,800	18,744
Time Warner Inc.	457,600	16,011
Honda Motor Co., Ltd.2	450,000	13,564
YUM! Brands, Inc.	166,000	8,893
Daimler AG2	174,700	8,875
Toyota Motor Corp.2	241,100	8,061
SES SA, Class A (FDR)2	145,900	3,723
		297,028

CONSUMER STAPLES — 8.22%
Altria Group, Inc.	1,968,400	54,229
British American Tobacco PLC2	1,075,550	49,220
Philip Morris International Inc.	457,200	31,945
ConAgra Foods, Inc.	690,600	17,493
Ralcorp Holdings, Inc.1	206,604	16,702
Nestlé SA2	283,200	16,389
Imperial Tobacco Group PLC2	387,800	14,133
Anheuser-Busch InBev NV2	205,500	11,409
Lorillard, Inc.	45,089	4,989
Wesfarmers Ltd.2	53,795	1,809
		218,318

FINANCIALS — 5.56%
JPMorgan Chase & Co.	957,000	33,265
Citigroup Inc.	745,000	23,535
Credit Suisse Group AG2	650,000	18,737
Westfield Group2	1,966,480	15,814
Société Générale2	411,296	11,793
HSBC Holdings PLC (Hong Kong)2	1,172,400	10,402
Bank of America Corp.	1,050,000	7,172
Wells Fargo & Co.	275,250	7,132
UBS AG1,2	511,400	6,451
Link Real Estate Investment Trust2	1,865,000	6,375
Ping An Insurance (Group) Co. of China, Ltd., Class H2	559,000	4,051
Hongkong Land Holdings Ltd.2	540,000	2,828
		147,555

ENERGY — 5.04%
Royal Dutch Shell PLC, Class B2	1,450,500	52,055
BP PLC2	3,643,000	26,853
BP PLC (ADR)	84,200	3,720
Devon Energy Corp.	240,000	15,588
Husky Energy Inc.	544,000	13,966
Apache Corp.	103,000	10,262
ConocoPhillips	108,600	7,564
OAO Gazprom (ADR)2	335,000	3,881
		133,889

INDUSTRIALS — 4.19%
Masco Corp.	2,949,200	28,312
General Dynamics Corp.	440,300	28,263
Jardine Matheson Holdings Ltd.2	416,200	20,864
Southwest Airlines Co.	1,580,000	13,509
Bureau Veritas SA2	158,000	12,245
Qantas Airways Ltd.1,2	4,800,000	8,049
		111,242

HEALTH CARE — 3.87%
Abbott Laboratories	656,800	35,382
Novartis AG2	474,200	26,789
Biogen Idec Inc.1	140,000	16,290
GlaxoSmithKline PLC2	602,100	13,496
Sonic Healthcare Ltd.2	511,700	5,907
Bayer AG2	76,400	4,873
		102,737

INFORMATION TECHNOLOGY — 3.60%
Microsoft Corp.	1,065,000	28,361
HOYA Corp.2	789,000	17,308
Compal Electronics, Inc.2	13,500,000	12,359
Nintendo Co., Ltd.2	75,400	11,404
Cielo SA, ordinary nominative	417,466	11,064
Corning Inc.	556,000	7,945
Baidu, Inc., Class A (ADR)1	51,900	7,276
		95,717

TELECOMMUNICATION SERVICES — 3.11%
SOFTBANK CORP.2	717,100	23,329
AT&T Inc.	787,000	23,067
Singapore Telecommunications Ltd.2	4,279,000	10,839
Millicom International Cellular SA (SDR)2	80,600	8,849
Verizon Communications Inc.	147,000	5,436
OJSC Mobile TeleSystems (ADR)	294,400	4,207
Koninklijke KPN NV2	320,000	4,181
Turkcell Iletisim Hizmetleri AS1,2	535,300	2,639
		82,547

MATERIALS — 2.63%
CRH PLC2	1,560,903	28,088
Dow Chemical Co.	680,000	18,958
ArcelorMittal2	765,000	15,767
Amcor Ltd.2	613,350	4,494
Israel Chemicals Ltd.2	200,885	2,393
		69,700

UTILITIES — 2.34%
National Grid PLC2	3,828,900	37,925
GDF SUEZ2	855,500	24,090
		62,015

MISCELLANEOUS — 4.95%
Other common stocks in initial period of acquisition		131,503

Total common stocks (cost: $1,530,307,000)		1,452,251

Convertible securities — 0.30%	Shares

CONSUMER DISCRETIONARY — 0.30%
General Motors Co., Series B, 4.75% convertible preferred 2013	190,200	7,904

Total convertible securities (cost: $8,561,000)		7,904

	Principal amount
Bonds & notes — 36.44%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 16.57%
German Government 4.25% 2014	€10,450	15,827
German Government 1.50% 20163	547	837
German Government, Series 7, 4.00% 2018	4,100	6,524
German Government, Series 8, 4.25% 2018	7,100	11,501
German Government 1.75% 20203	721	1,156
German Government 3.00% 2020	15,280	23,035
German Government 4.00% 2037	2,575	4,295
German Government, Series 8, 4.75% 2040	5,520	10,510
Japanese Government, Series 238, 1.40% 2012	¥50,000	643
Japanese Government, Series 264, 1.50% 2014	505,000	6,700
Japanese Government, Series 269, 1.30% 2015	495,000	6,554
Japanese Government, Series 14, 1.20% 20173	9,910	130
Japanese Government, Series 288, 1.70% 2017	155,000	2,123
Japanese Government, Series 296, 1.50% 2018	2,530,000	34,329
Japanese Government, Series 310, 1.00% 2020	1,005,000	12,965
Japanese Government, Series 21, 2.30% 2035	485,000	6,700
United Mexican States Government Global 6.625% 2015	$1,950	2,228
United Mexican States Government, Series M10, 8.00% 2015	MXN 39,000	3,253
United Mexican States Government, Series M10, 7.75% 2017	134,000	11,339
United Mexican States Government 3.50% 20173	23,235	1,985
United Mexican States Government, Series M, 6.50% 2021	42,500	3,275
United Mexican States Government, Series M20, 10.00% 2024	120,500	11,880
United Mexican States Government, Series M30, 10.00% 2036	174,360	16,810
Singapore (Republic of) 1.625% 2013	$ S11,075	9,007
Singapore (Republic of) 3.625% 2014	5,660	4,901
Singapore (Republic of) 3.75% 2016	1,700	1,549
Singapore (Republic of) 4.00% 2018	3,460	3,256
Singapore (Republic of) 3.25% 2020	12,625	11,352
Singapore (Republic of) 2.25% 2021	5,870	4,899
Singapore (Republic of) 2.875% 2030	13,500	11,626
Netherlands Government Eurobond 3.25% 2015	€19,550	28,978
Netherlands Government Eurobond 4.00% 2018	3,690	5,752
Netherlands Government Eurobond 7.50% 2023	1,175	2,406
Swedish Government 1.00% 20144	$900	913
Swedish Government, Series 1041, 6.75% 2014	SKr31,300	5,445
Swedish Government 3.50% 20153	4,159	744
Swedish Government, Series 1049, 4.50% 2015	93,325	15,926
Swedish Government, Series 1047, 5.00% 2020	35,100	6,763
Swedish Government, Series 3104, 3.50% 20283	5,496	1,271
Polish Government, Series 0414, 5.75% 2014	PLN14,400	4,645
Polish Government, Series 1017, 5.25% 2017	34,475	10,854
Polish Government 6.375% 2019	$150	169
Polish Government, Series 1020, 5.25% 2020	PLN20,100	6,150
Polish Government 5.125% 2021	$930	951
Polish Government, Series 1021, 5.75% 2021	PLN9,400	2,967
Hungarian Government, Series 14/C, 5.50% 2014	HUF1,170,530	5,149
Hungarian Government, Series 17/B, 6.75% 2017	606,390	2,670
Hungarian Government, Series 17/A, 6.75% 2017	572,780	2,517
Hungarian Government, Series 19/A, 6.50% 2019	2,625,300	11,159
Hungarian Government, Series 20A, 7.50% 2020	258,680	1,166
South Korean Government, Series 1303, 5.25% 2013	KRW 604,370	558
South Korean Government 4.25% 2014	1,387,000	1,278
South Korean Government 5.00% 2014	923,020	859
South Korean Government 5.25% 2015	6,374,320	6,022
South Korean Government 5.50% 2017	1,415,000	1,397
South Korean Government, Series 2106, 4.25% 2021	4,595,000	4,291
South Korean Government, Series 3012, 4.75% 2030	5,190,000	5,023
United Kingdom 4.50% 2013	£1,210	2,050
United Kingdom 2.75% 2015	2,005	3,419
United Kingdom 4.50% 2019	1,250	2,365
United Kingdom 4.75% 2020	25	48
United Kingdom 5.00% 2025	1,900	3,816
United Kingdom 4.50% 2034	620	1,188
United Kingdom 4.75% 2038	2,600	5,223
Russian Federation 7.85% 2018	RUB150,000	5,108
Russian Federation 7.85% 2018	15,000	511
Russian Federation 5.00% 2020	$3,100	3,232
Canadian Government 4.25% 2018	$ C6,925	8,020
Israeli Government 4.50% 2015	ILS12,550	3,588
Israeli Government 5.00% 20153	1,975	627
Israeli Government 5.50% 2017	11,000	3,277
Colombia (Republic of) Global 7.375% 2019	$1,000	1,265
Colombia (Republic of) Global 4.375% 2021	1,200	1,257
Colombia (Republic of) Global 7.75% 2021	COP3,640,000	2,299
Italian Government 3.75% 2013	€1,000	1,346
Italian Government 4.75% 2021	1,750	2,211
Kingdom of Denmark 5.00% 2013	DKr10,000	2,014
Kingdom of Denmark 4.00% 2019	6,000	1,283
Chilean Government 3.875% 2020	$2,600	2,738
Thai Government 5.25% 2014	THB57,750	1,968
State of Qatar 5.25% 2020	$1,300	1,446
State of Qatar 9.75% 2030	50	80
Bermudan Government 5.603% 2020	1,000	1,103
Bermudan Government 5.603% 20204	100	110
Croatian Government 6.75% 2019	1,100	1,112
		439,916

CORPORATE BONDS & NOTES — 9.28%
FINANCIALS — 3.72%
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€275	386
Westfield Group 7.50% 20144	$160	179
Westfield Group 5.70% 20164	620	670
Westfield Group 7.125% 20184	600	682
Westfield Group 6.75% 20194	5,875	6,660
WEA Finance LLC 4.625% 20214	6,355	6,324
Prologis, Inc. 6.25% 2017	3,005	3,290
Prologis, Inc. 6.625% 2018	100	109
Prologis, Inc. 6.625% 2019	3,590	3,922
Prologis, Inc. 7.375% 2019	620	707
Prologis, Inc. 6.875% 2020	5,980	6,648
Simon Property Group, LP 6.75% 2014	300	334
Simon Property Group, LP 4.20% 2015	576	610
Simon Property Group, LP 6.125% 2018	6,350	7,298
Simon Property Group, LP 4.375% 2021	3,450	3,588
Developers Diversified Realty Corp. 9.625% 2016	535	619
Developers Diversified Realty Corp. 4.75% 2018	7,710	7,281
JPMorgan Chase & Co. 3.45% 2016	500	512
JPMorgan Chase & Co. 4.25% 2020	1,500	1,500
JPMorgan Chase & Co. 4.625% 2021	2,800	2,884
HSBC Holdings PLC 6.00% 2019	€400	578
HSBC Bank PLC 4.125% 20204	$1,600	1,625
HSBC Bank USA, NA 4.875% 2020	750	735
HSBC Bank PLC 4.75% 20214	1,000	1,060
HSBC Holdings PLC 6.375% 20225	£50	83
Barclays Bank PLC 6.00% 2018	€3,075	4,045
Standard Chartered PLC 3.20% 20164	$2,300	2,276
Standard Chartered Bank 5.875% 2017	€1,200	1,697
Citigroup Inc. 4.587% 2015	$2,370	2,481
Citigroup Inc. 3.953% 2016	1,100	1,129
Goldman Sachs Group, Inc. 3.625% 2016	600	596
Goldman Sachs Group, Inc. 7.50% 2019	1,400	1,588
Goldman Sachs Group, Inc. 5.25% 2021	1,200	1,217
Munich Re Finance BV 6.75% 20235	€2,070	2,993
Wells Fargo & Co. 3.676% 2016	$1,125	1,185
Wells Fargo & Co. 4.60% 2021	1,650	1,774
Morgan Stanley 3.80% 2016	3,000	2,909
Zurich Finance (USA), Inc., Series 6, 5.75% 20235	€1,420	1,975
UBS AG 5.75% 2018	$1,850	1,964
Kimco Realty Corp. 5.584% 2015	800	863
Kimco Realty Corp., Series C, 5.783% 2016	950	1,035
Bank of America Corp. 5.00% 2021	1,500	1,415
Bank of America Corp. 5.875% 2021	400	393
BNP Paribas 5.00% 2021	1,750	1,768
Royal Bank of Scotland PLC 6.934% 2018	€1,300	1,546
Realogy Corp. 7.875% 20194	$1,375	1,244
Credit Suisse Group Finance (Guernsey) Ltd. 3.625% 20185	€750	970
Aviva PLC 5.25% 2023	600	818
Société Générale 6.125% 2018	500	688
Lloyds TSB Bank PLC 6.50% 2020	500	597
Intesa Sanpaolo SpA 2.708% 20144,5	$475	434
ERP Operating LP 4.75% 2020	250	261
AXA SA, junior subordinated 6.463% (undated)4,5	300	215
The Export-Import Bank of Korea 4.375% 2021	200	202
Banco de Crédito del Perú 5.375% 20204	125	123
		98,685

ENERGY — 1.46%
Gazprom OJSC 5.092% 20154	1,100	1,152
Gazprom OJSC 5.875% 2015	€1,350	1,999
Gazprom OJSC 8.146% 2018	$3,400	3,991
Gazprom OJSC, Series 9, 6.51% 2022	2,555	2,689
Gazprom OJSC 7.288% 2037	4,530	4,898
Anadarko Petroleum Corp. 8.70% 2019	3,635	4,762
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	1,450	1,523
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	1,590	1,765
Husky Energy Inc. 6.20% 2017	1,340	1,552
Husky Energy Inc. 7.25% 2019	1,270	1,570
Enbridge Energy Partners, LP 5.20% 2020	1,925	2,122
Kinder Morgan Energy Partners LP 6.85% 2020	1,745	2,094
TransCanada PipeLines Ltd. 5.05% 2014	$ C1,650	1,769
TransCanada PipeLines Ltd. 6.50% 2018	$125	150
TransCanada PipeLines Ltd. 7.125% 2019	125	159
Statoil ASA 3.125% 2017	1,460	1,572
PTT Exploration & Production Ltd 5.692% 20214	1,000	1,030
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20184,6	1,000	1,018
BG Energy Capital PLC 2.875% 20164	905	932
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	25	27
Pemex Project Funding Master Trust 6.50% 20414	675	731
Enbridge Inc. 5.60% 2017	500	569
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20214,6	400	422
Ras Laffan Liquefied Natural Gas III 5.50% 2014	250	273
Shell International Finance BV 4.00% 2014	25	27
		38,796

HEALTH CARE — 1.08%
Roche Holdings Inc. 5.00% 20144	4,645	5,091
Roche Holdings Inc. 6.00% 20194	5,035	6,160
Boston Scientific Corp. 6.00% 2020	6,905	7,744
Novartis Capital Corp. 2.90% 2015	3,050	3,245
Novartis Securities Investment Ltd. 5.125% 2019	3,645	4,301
GlaxoSmithKline Capital Inc. 5.65% 2018	1,780	2,141
Schering-Plough Corp. 6.00% 2017	25	30
		28,712

CONSUMER STAPLES — 0.74%
Anheuser-Busch InBev NV 0.761% 20145	1,225	1,223
Anheuser-Busch InBev NV 6.875% 2019	4,350	5,574
Altria Group, Inc. 9.70% 2018	1,340	1,807
Altria Group, Inc. 4.75% 2021	3,300	3,573
Kraft Foods Inc. 6.125% 2018	2,780	3,291
Coca-Cola Co. 1.80% 20164	1,600	1,615
Wal-Mart Stores, Inc. 2.80% 2016	1,000	1,064
PepsiCo, Inc. 2.50% 2016	1,000	1,042
Procter & Gamble Co. 1.45% 2016	310	311
Fortune Brands, Inc. 6.375% 2014	161	177
		19,677

TELECOMMUNICATION SERVICES — 0.71%
MTS International Funding Ltd. 8.625% 2020	6,555	7,227
Deutsche Telekom International Finance BV 3.125% 20164	700	717
Deutsche Telekom International Finance BV 6.00% 2017	€1,300	2,070
Koninklijke KPN NV 3.75% 2020	1,550	2,141
Telefónica Emisiones, SAU 4.949% 2015	$50	51
Telefónica Emisiones, SAU 3.992% 2016	1,600	1,577
América Móvil, SAB de CV 2.375% 2016	1,250	1,262
AT&T Inc. 6.125% 2015	€400	624
AT&T Inc. 5.50% 2018	$100	117
AT&T Inc. 5.80% 2019	200	237
France Télécom 5.00% 2016	£50	88
France Télécom 5.625% 2018	€500	797
Telecom Italia Capital SA 6.999% 2018	$300	313
Telecom Italia Capital SA 7.175% 2019	500	527
Vodafone Group PLC 5.625% 2017	500	589
Verizon Communications Inc. 3.00% 2016	400	422
		18,759

CONSUMER DISCRETIONARY — 0.67%
Virgin Media Finance PLC, Series 1, 9.50% 2016	5,800	6,496
Time Warner Inc. 4.75% 2021	2,500	2,728
Time Warner Cable Inc. 5.00% 2020	2,275	2,511
Time Warner Cable Inc. 4.125% 2021	150	156
Comcast Corp. 5.90% 2016	2,235	2,589
NBCUniversal Media, LLC 4.375% 2021	1,200	1,283
Volkswagen International Finance NV 0.984% 20144,5	1,000	1,003
Macy’s Retail Holdings, Inc. 8.125% 20155	325	377
BMW Group 3.875% 2017	€250	364
McDonald’s Corp. 3.50% 2020	$150	162
		17,669

UTILITIES — 0.36%
National Grid PLC 6.30% 2016	1,710	1,971
E.ON International Finance BV 5.80% 20184	1,325	1,542
Enersis SA 7.375% 2014	1,325	1,451
Enel Finance International SA 3.875% 20144	1,400	1,404
Iberdrola Finance Ireland 5.00% 20194	925	921
Veolia Environnement 5.25% 2013	500	528
Veolia Environnement 6.00% 2018	125	139
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	€300	426
PSEG Power LLC 2.75% 2016	$315	318
Hydro One Inc. 5.49% 2040	$ C200	236
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	$150	216
Colbun SA 6.00% 20204	200	213
Scottish and Southern Energy PLC 6.125% 2013	€100	149
		9,514

INFORMATION TECHNOLOGY — 0.21%
First Data Corp. 8.75% 20224,5,7	$3,100	2,961
International Business Machines Corp. 1.95% 2016	1,535	1,576
Cisco Systems, Inc. 0.593% 20145	1,000	999
		5,536

MATERIALS — 0.20%
Rio Tinto Finance (USA) Ltd. 2.50% 2016	2,300	2,371
Rio Tinto Finance (USA) Ltd. 4.125% 2021	1,000	1,072
Teck Resources Ltd. 3.15% 2017	1,500	1,527
CRH America, Inc. 4.125% 2016	440	441
		5,411

INDUSTRIALS — 0.13%
General Electric Capital Corp. 4.375% 2020	850	869
General Electric Capital Corp. 4.65% 2021	800	828
Ply Gem Industries, Inc. 8.25% 2018	1,330	1,260
Volvo Treasury AB 5.95% 20154	200	217
Volvo Treasury AB 5.00% 2017	€300	433
		3,607

Total corporate bonds & notes		246,366

BONDS & NOTES OF U.S. GOVERNMENT — 6.77%
U.S. Treasury 3.875% 2013	$10,300	10,791
U.S. Treasury 2.00% 20143	368	395
U.S. Treasury 1.75% 2015	7,100	7,404
U.S. Treasury 1.875% 20153	582	648
U.S. Treasury 4.50% 2016	2,500	2,894
U.S. Treasury 7.50% 2016	2,650	3,502
U.S. Treasury 2.375% 20173	674	785
U.S. Treasury 8.875% 2017	500	716
U.S. Treasury 1.375% 20183	1,891	2,123
U.S. Treasury 3.50% 2018	23,355	26,372
U.S. Treasury 2.125% 2021	365	365
U.S. Treasury 3.125% 2021	4,500	4,910
U.S. Treasury 8.00% 2021	11,120	17,075
U.S. Treasury 6.50% 2026	5,650	8,324
U.S. Treasury 5.25% 2029	4,250	5,662
U.S. Treasury 5.375% 2031	2,220	3,041
U.S. Treasury 4.375% 2038	5,342	6,589
U.S. Treasury 4.625% 2040	22,700	29,180
U.S. Treasury 4.375% 2041	5,240	6,500
U.S. Treasury 4.75% 2041	32,325	42,447
		179,723

MORTGAGE-BACKED OBLIGATIONS6 — 3.82%
Fannie Mae 3.50% 2025	467	486
Fannie Mae 4.00% 2025	706	743
Fannie Mae 3.00% 2026	10,500	10,726
Fannie Mae 3.50% 2026	1,035	1,077
Fannie Mae 3.50% 2026	1,033	1,075
Fannie Mae 3.50% 2026	388	404
Fannie Mae 4.00% 2026	1,866	1,962
Fannie Mae 4.00% 2026	737	776
Fannie Mae 6.00% 2037	3,015	3,313
Fannie Mae 6.00% 2038	2,740	3,010
Fannie Mae 6.00% 2038	1,628	1,788
Fannie Mae 6.00% 2038	158	173
Fannie Mae 4.50% 2040	1,486	1,573
Fannie Mae 6.00% 2040	257	283
Fannie Mae 3.50% 2041	2,900	2,951
Fannie Mae 4.00% 2041	580	604
Fannie Mae 4.00% 2041	483	503
Fannie Mae 4.00% 2041	390	406
Fannie Mae 4.00% 2041	122	127
Fannie Mae 4.50% 2041	6,550	6,927
Fannie Mae 4.50% 2041	1,975	2,091
Fannie Mae 4.50% 2041	1,734	1,837
Fannie Mae 4.50% 2041	1,479	1,566
Fannie Mae 4.50% 2041	1,276	1,352
Fannie Mae 4.50% 2041	843	892
Fannie Mae 5.00% 2041	10,226	11,116
Fannie Mae 5.00% 2041	6,400	6,884
Fannie Mae 5.00% 2041	4,870	5,287
Fannie Mae 5.00% 2041	3,138	3,411
Fannie Mae 5.00% 2041	1,594	1,738
Fannie Mae 5.50% 2041	3,000	3,255
Fannie Mae 6.00% 2041	5,250	5,755
Freddie Mac 5.00% 2041	4,557	4,939
Freddie Mac 5.00% 2041	2,087	2,262
Nordea Hypotek AB 4.00% 2014	SKr21,800	3,459
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 944, 4.50% 2013	€750	1,075
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 2016	950	1,424
HBOS Treasury Services PLC, Series 17, 4.375% 2016	1,500	2,186
Dexia Municipal Agency 4.50% 2017	1,500	2,111
		101,547

MUNICIPALS — 0.00%
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.625% 2040	25	31

Total bonds & notes (cost: $947,291,000)		967,583

Short-term securities — 9.65%

Variable Funding Capital Corp. 0.18% due 11/14–11/21/20114	43,500	43,496
Siemens Capital Co. LLC 0.12%–0.14% due 11/9–12/28/20114	32,000	31,996
Thunder Bay Funding, LLC 0.22% due 12/19/2011–1/17/20124	21,700	21,690
Old Line Funding, LLC 0.18% due 12/8/20114	10,000	9,999
Federal Home Loan Bank 0.03%–0.16% due 11/28/2011–5/15/2012	31,100	31,097
Québec (Province of) 0.12% due 1/17/20124	25,000	24,984
National Rural Utilities Cooperative Finance Corp. 0.09% due 11/14/2011	16,800	16,799
Barclays U.S. Funding Corp. 0.12% due 11/1/2011	15,000	15,000
Nestlé Capital Corp. 0.11% due 1/20/20124	13,100	13,097
Freddie Mac 0.18% due 10/17/2012	13,000	12,983
Fannie Mae 0.09%–0.12% due 12/19/2011–3/19/2012	12,750	12,748
eBay Inc. 0.12% due 12/7/20114	12,300	12,296
Shell International Finance BV 0.08% due 11/3/20114	10,000	10,000

Total short-term securities (cost: $256,188,000)		256,185

Total investment securities (cost: $2,742,347,000)		2,683,923
Other assets less liabilities		(28,853)

Net assets		$2,655,070

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $720,919,000, which represented 27.15% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Index-linked bond whose principal amount moves with a government price index.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $217,202,000, which represented 8.18% of the net assets of the fund.

5Coupon rate may change periodically.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations and symbols

ADR = American Depositary Receipts	€ = Euros	MXN = Mexican pesos
FDR = Fiduciary Depositary Receipts	£ = British pounds	PLN = Polish zloty
SDR = Swedish Depositary Receipts	HUF = Hungarian forints	RUB = Russian rubles
C$ = Canadian dollars	ILS = Israeli shekels	SKr = Swedish kronor
COP = Colombian pesos	¥ = Japanese yen	S$ = Singapore dollars
DKr = Danish kroner	KRW = South Korean won	THB = Thai baht

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-937-1211O-S30498

Summary investment portfolio October 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	(percent of net assets)

Common stocks of issuers outside the U.S.	29.15%
U.S. common stocks & convertible securities	25.85
Bonds & notes of governments outside the U.S.	16.57
Corporate bonds & notes	9.28
Bonds & notes of U.S. government	6.77
Mortgage-backed obligations	3.82
Short-term securities & other assets less liabilities	8.56
[end pie chart]

Five largest sectors in common stock holdings	(percent of net assets)
Consumer discretionary	11.2%
Consumer staples	8.2
Financials	5.6
Energy	5.0
Industrials	4.2

Currency diversification		(percent of net assets)
	Equity securities	Bonds & notes	Total
U.S. dollars	28.2%	19.1%	47.3%
British pounds	10.1	.7	10.8
Euros	5.1	5.5	10.6
Japanese yen	2.8	2.6	5.4
Swiss francs	3.0	-	3.0
Singapore dollars	.4	1.8	2.2
Mexican new pesos	-	1.8	1.8
Swedish kronor	.3	1.3	1.6
South Korean won	.7	.7	1.4
Hong Kong dollars	1.4	-	1.4
Other currencies	3.0	2.9	5.9
Short-term securities			9.7
Forward currency contracts			- *
Other assets less liabilities			(1.1)
			100.0%

(*) Amount less than .1%.

			Percent
		Value	of net
Common stocks - 54.70%	Shares	(000)	assets

Consumer discretionary - 11.19%
DIRECTV, Class A (1)	1,022,200	$46,469	1.75
Digital television services provider in the United States, Latin America and the Caribbean.
Home Depot, Inc.	1,281,800	45,888	1.73
The world's largest home improvement retailer.
British Sky Broadcasting Group PLC (2)	2,128,900	23,900	.90
The top pay-TV provider in the U.K.
Virgin Media Inc.	939,000	22,893	.86
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
General Motors Co. (1)	855,000	22,102	.83
U.S.-based auto manufacturer of brands such as Buick, Cadillac, Chevrolet and GMC.
Mattel, Inc.	703,100	19,856	.75
This leading toymaker's brands include Barbie, Hot Wheels, American Girl and Fisher-Price.
Kohl's Corp.	364,000	19,296	.73
A top retailer of moderately priced clothing, accessories and housewares.
Hyundai Motor Co. (2)	92,450	18,753	.71
South Korea's leading automobile manufacturer.
Marks and Spencer Group PLC (2)	3,647,800	18,744	.71
The U.K.'s largest department store retailer.
Time Warner Inc.	457,600	16,011	.60
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
Other securities		43,116	1.62
		297,028	11.19

Consumer staples - 8.22%
Altria Group, Inc.	1,968,400	54,229	2.04
The world's largest tobacco company. The group also owns a large interest in the global brewer SABMiller.
British American Tobacco PLC (2)	1,075,550	49,220	1.85
The world's second-largest tobacco company.
Philip Morris International Inc.	457,200	31,945	1.20
One of the world's largest international tobacco companies.
ConAgra Foods, Inc.	690,600	17,493	.66
Packaged-foods manufacturer serving supermarkets and restaurants, as well as food-service, food manufacturing and industrial customers.
Ralcorp Holdings, Inc. (1)	206,604	16,702	.63
Manufacturer of various food products, including cereal, snack foods, pasta and sauces.
Nestlé SA (2)	283,200	16,389	.62
Global packaged food and beverage company based in Switzerland.
Other securities		32,340	1.22
		218,318	8.22

Financials - 5.56%
JPMorgan Chase & Co.	957,000	33,265	1.25
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Citigroup Inc.	745,000	23,535	.89
Financial services company engaged in consumer, corporate and investment banking and insurance.
Credit Suisse Group AG (2)	650,000	18,737	.71
One of the world's largest private banks, and a provider of investment banking, insurance and asset management services.
Westfield Group (2)	1,966,480	15,814	.59
Shopping center group with interests in Australia, New Zealand, the U.S., U.K. and Brazil.
Wells Fargo & Co.	275,250	7,132	.27
One of the largest banks in the U.S. and a leader in online banking.
Other securities		49,072	1.85
		147,555	5.56

Energy - 5.04%
Royal Dutch Shell PLC, Class B (2)	1,450,500	52,055	1.96
A global group of energy and oil companies.
BP PLC (2)	3,643,000	26,853
BP PLC (ADR)	84,200	3,720	1.15
One of the world's largest oil companies.
Other securities		51,261	1.93
		133,889	5.04

Industrials - 4.19%
Masco Corp.	2,949,200	28,312	1.07
One of the world's largest makers of home-improvement and building products.
General Dynamics Corp.	440,300	28,263	1.06
This major defense contractor manufactures warships, submarines and information systems.
Jardine Matheson Holdings Ltd. (2)	416,200	20,864	.79
Hong-Kong-based diversified trading company operating in numerous industries, including supermarkets, real estate, hotels, restaurants, financial services, construction and mining.
Other securities		33,803	1.27
		111,242	4.19

Health care - 3.87%
Abbott Laboratories	656,800	35,382	1.33
Major health care company that develops drugs, drug-delivery systems, diagnostic tools and nutritional supplements.
Novartis AG (2)	474,200	26,789	1.01
One of the world's largest pharmaceutical companies.
Biogen Idec Inc. (1)	140,000	16,290	.61
A leader in developing therapies to treat multiple sclerosis and cancer.
Other securities		24,276	.92
		102,737	3.87

Information technology - 3.60%
Microsoft Corp.	1,065,000	28,361	1.07
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
HOYA Corp. (2)	789,000	17,308	.65
Japan-based manufacturer of specialty glass and crystal used in electronics and vision care.
Other securities		50,048	1.88
		95,717	3.60

Telecommunication services - 3.11%
SOFTBANK CORP. (2)	717,100	23,329	.88
Internet and telecommunications conglomerate and distributor of digital media and software.
AT&T Inc.	787,000	23,067	.87
Global provider of telecommunication services, including local and long-distance, Internet and wireless communications.
Other securities		36,151	1.36
		82,547	3.11

Materials - 2.63%
CRH PLC (2)	1,560,903	28,088	1.06
One of the world's largest producers of building materials.
Dow Chemical Co.	680,000	18,958	.72
A major producer of plastics, chemicals, herbicides and pesticides.
Other securities		22,654	.85
		69,700	2.63

Utilities - 2.34%
National Grid PLC (2)	3,828,900	37,925	1.43
Operates electricity networks in the U.K. and U.S.
GDF SUEZ (2)	855,500	24,090	.91
Major natural gas and electricity company based in France.
		62,015	2.34

Miscellaneous - 4.95%
Other common stocks in initial period of acquisition		131,503	4.95

Total common stocks (cost: $1,530,307,000)		1,452,251	54.70

			Percent
		Value	of net
Convertible securities - 0.30%	Shares	(000)	assets

Consumer discretionary - 0.30%
General Motors Co., Series B, 4.75% convertible preferred 2013	190,200	7,904	.30

Total convertible securities (cost: $8,561,000)		7,904	.30

	Principal		Percent
	amount	Value	of net
Bonds & notes - 36.44%	(000)	(000)	assets

Bonds & notes of governments outside the U.S. - 16.57%
German Government:
3.00% 2020	€15,280	23,035
1.50%-4.75% 2014-2040 (3)	31,013	50,650	2.78
Japanese Government:
Series 296, 1.50% 2018	¥2,530,000	34,329
1.00%-2.30% 2012-2035 (3)	2,704,910	35,815	2.64
United Mexican States Government Global 6.625% 2015	$1,950	2,228
United Mexican States Government:
Series M30, 10.00% 2036	MXN 174,360	16,810
3.50%-10.00% 2015-2024 (3)	359,235	31,732	1.91
Singapore (Republic of) 1.625%-4.00% 2013-2030	$ S 53,890	46,590	1.75
Netherlands Government Eurobond:
3.25% 2015	€19,550	28,978
4.00%-7.50% 2018-2023	4,865	8,158	1.40
Swedish Government:
1.00% 2014 (4)	$900	913
3.50%-6.75% 2014-2028 (3)	SKr 169,380	30,149	1.17
Other securities		130,529	4.92
		439,916	16.57

Corporate bonds & notes - 9.28%
Financials - 3.72%
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€275	386
WEA Finance LLC 4.625% 2021 (4)	$6,355	6,324
Westfield Group 5.70%-7.50% 2014-2019 (4)	7,255	8,191	.56
JPMorgan Chase & Co. 3.45%-4.625% 2016-2021	4,800	4,896	.19
Citigroup Inc. 3.953%-4.587% 2015-2016	3,470	3,610	.14
Wells Fargo & Co. 3.676%-4.60% 2016-2021	2,775	2,959	.11
Other securities		72,319	2.72
		98,685	3.72

Energy - 1.46%
Shell International Finance BV 4.00% 2014	25	27	.00
Other securities		38,769	1.46
		38,796	1.46

Health care - 1.08%
Novartis Capital Corp. 2.90% 2015	3,050	3,245
Novartis Securities Investment Ltd. 5.125% 2019	3,645	4,301	.28
Other securities		21,166	.80
		28,712	1.08

Consumer staples - 0.74%
Altria Group, Inc. 4.75%-9.70% 2018-2021	4,640	5,380	.20
Other securities		14,297	.54
		19,677	.74

Consumer discretionary - 0.67%
Virgin Media Finance PLC, Series 1, 9.50% 2016	5,800	6,496	.25
Other securities		11,173	.42
		17,669	.67

Utilities - 0.36%
National Grid PLC 6.30% 2016	1,710	1,971	.08
Other securities		7,543	.28
		9,514	.36

Materials - 0.20%
CRH America, Inc. 4.125% 2016	440	441	.01
Other securities		4,970	.19
		5,411	.20

Other corporate bonds & notes - 1.05%
Other securities		27,902	1.05

Total corporate bonds & notes		246,366	9.28

Bonds & notes of U.S. government - 6.77%
U.S. Treasury:
3.50% 2018	23,355	26,372
8.00% 2021	11,120	17,075
4.625% 2040	22,700	29,180
4.75% 2041	32,325	42,447
1.375%-8.875% 2013-2041 (3)	54,132	64,649	6.77
		179,723	6.77

Mortgage-backed obligations (5) - 3.82%
Fannie Mae 3.00%-6.00% 2025-2041	78,826	84,091	3.17
Other securities		17,456	.65
		101,547	3.82

Municipals - 0.00%
Other securities		31	.00

Total bonds & notes (cost: $947,291,000)		967,583	36.44

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.65%	(000)	(000)	assets

Variable Funding Capital Corp. 0.18% due 11/14-11/21/2011 (4)	43,500	43,496	1.64
Siemens Capital Co. LLC 0.12%-0.14% due 11/9-12/28/2011 (4)	32,000	31,996	1.21
Thunder Bay Funding, LLC 0.22% due 12/19/2011-1/17/2012 (4)	21,700	21,690
Old Line Funding, LLC 0.18% due 12/8/2011 (4)	10,000	9,999	1.19
Federal Home Loan Bank 0.03%-0.16% due 11/28/2011-5/15/2012	31,100	31,097	1.17
Québec (Province of) 0.12% due 1/17/2012 (4)	25,000	24,984	.94
National Rural Utilities Cooperative Finance Corp. 0.09% due 11/14/2011	16,800	16,799	.63
Nestlé Capital Corp. 0.11% due 1/20/2012 (4)	13,100	13,097	.49
Fannie Mae 0.09%-0.12% due 12/19/2011-3/19/2012	12,750	12,748	.48
Shell International Finance BV 0.08% due 11/3/2011 (4)	10,000	10,000	.38
Other securities		40,279	1.52

Total short-term securities (cost: $256,188,000)		256,185	9.65

Total investment securities (cost: $2,742,347,000)		2,683,923	101.09
Other assets less liabilities		(28,853)	(1.09)

Net assets		$2,655,070	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $720,919,000, which represented 27.15% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Index-linked bond whose principal amount moves with a government price index.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $217,202,000, which represented 8.18% of the net assets of the fund.

(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols

ADR = American Depositary Receipts
€ = Euros
¥ = Japanese yen
MXN = Mexican pesos
SKr = Swedish kronor
S$ = Singapore dollars

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,742,347)		$2,683,923
Cash denominated in currencies other than U.S. dollars (cost: $74)		74
Cash		707
Unrealized appreciation on open forward currency contracts		353
Receivables for:
Sales of investments	$4,135
Sales of fund's shares	12,037
Closed forward currency contracts	15
Dividends and interest	13,830	30,017
		2,715,074
Liabilities:
Unrealized depreciation on open forward currency contracts		552
Payables for:
Purchases of investments	46,127
Repurchases of fund's shares	10,725
Investment advisory services	1,160
Services provided by related parties	960
Trustees' deferred compensation	134
Other	346	59,452
Net assets at October 31, 2011		$2,655,070

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,751,244
Undistributed net investment income		1,100
Accumulated net realized loss		(38,465)
Net unrealized depreciation		(58,809)
Net assets at October 31, 2011		$2,655,070

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (108,624 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$2,070,291	84,687	$24.45
Class B	17,390	713	24.41
Class C	240,153	9,838	24.41
Class F-1	115,935	4,742	24.45
Class F-2	69,337	2,835	24.46
Class 529-A	67,676	2,769	24.44
Class 529-B	1,443	59	24.41
Class 529-C	22,394	918	24.39
Class 529-E	3,846	157	24.42
Class 529-F-1	2,040	83	24.45
Class R-1	3,958	162	24.41
Class R-2	9,895	405	24.41
Class R-3	9,754	399	24.43
Class R-4	5,097	208	24.46
Class R-5	14,691	601	24.46
Class R-6	1,170	48	24.46

See Notes to Financial Statements

Statement of operations
for the period February 1, 2011* to October 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,381)	$24,939
Interest (net of non-U.S. taxes of $82)	13,805	$38,744

Fees and expenses†:
Investment advisory services	7,110
Distribution services	4,607
Transfer agent services	1,392
Administrative services	444
Reports to shareholders	51
Registration statement and prospectus	508
Trustees' compensation	299
Auditing and legal	32
Custodian	156
Other	37	14,636
Net investment income		24,108

Net realized loss and unrealized depreciation
on investments, forward currency contracts and currency:
Net realized (loss) gain on:
Investments	(42,217)
Forward currency contracts	749
Currency transactions	(2,891)	(44,359)
Net unrealized depreciation on:
Investments	(58,424)
Forward currency contracts	(199)
Currency translations	(186)	(58,809)
Net realized loss and unrealized depreciation
on investments, forward currency contracts and currency		(103,168)
Net decrease in net assets resulting
from operations		$(79,060)

(*) Commencement of operations.
(†) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statement of changes in net assets
for the period February 1, 2011* to October 31, 2011	(dollars in thousands)

Operations:
Net investment income		$24,108
Net realized loss on investments, forward currency contracts and currency transactions		(44,359)
Net unrealized depreciation on investments, forward currency contracts and currency translations		(58,809)
Net decrease in net assets resulting from operations		(79,060)

Dividends paid to shareholders from net investment income		(17,101)

Net capital share transactions		2,751,231

Total increase in net assets		2,655,070

Net assets:
Beginning of period		-
End of period (including undistributed
net investment income: $1,100)		$2,655,070

(*) Commencement of operations.

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Funds Global Balanced Fund (the "fund") was organized on November 5, 2010, as a Delaware statutory trust. On December 17, 2010, the fund obtained its initial capitalization of $100,000 from the sale of 4,000 Class A shares of beneficial interest to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced on February 1, 2011, upon the initial purchase of investment securities. The fund’s fiscal year ends on October 31. The fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Consumer discretionary	$201,408	$95,620	*	$-	$297,028
Consumer staples	125,358	92,960	*	-	218,318
Financials	71,104	76,451	*	-	147,555
Energy	51,100	82,789	*	-	133,889
Industrials	70,084	41,158	*	-	111,242
Health care	51,672	51,065	*	-	102,737
Information technology	54,646	41,071	*	-	95,717
Telecommunication services	32,710	49,837	*	-	82,547
Materials	18,958	50,742	*	-	69,700
Utilities	-	62,015	*	-	62,015
Miscellaneous	54,292	77,211	*	-	131,503
Convertible securities	7,904	-		-	7,904
Bonds & notes:
Bonds & notes of governments outside the U.S.	-	439,916		-	439,916
Corporate bonds & notes	-	246,366		-	246,366
Bonds & notes of U.S. government	-	179,723		-	179,723
Mortgage-backed obligations	-	101,547		-	101,547
Municipals	-	31		-	31
Short-term securities	-	256,185		-	256,185
Total	$739,236	$1,944,687		$-	$2,683,923

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $720,919,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts(†):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$353	$-	$353
Unrealized depreciation on open forward currency contracts	-	(552)	-	(552)
Total	$-	$(199)	$-	$(199)

(†) Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging market and developing countries.

Investing in emerging market countries — Investing in countries with emerging markets and/or economies may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2011, the year the fund commenced operations.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the period ended October 31, 2011, the fund reclassified $5,894,000 from undistributed net investment income to accumulated net realized loss; and $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,938
Capital loss carryforward*	(38,973)
Gross unrealized appreciation on investment securities	84,245
Gross unrealized depreciation on investment securities	(143,073)
Net unrealized depreciation on investment securities	(58,828)
Cost of investment securities	2,742,751

*The capital loss carryforward does not expire and will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	For the period February 1, 2011(*) to October 31, 2011
Class A	$13,886
Class B	69
Class C	915
Class F-1	837
Class F-2	594
Class 529-A	418
Class 529-B	5
Class 529-C	77
Class 529-E	21
Class 529-F-1	8
Class R-1	17
Class R-2	35
Class R-3	50
Class R-4	33
Class R-5	123
Class R-6	13
Total	$17,101

*Commencement of operations.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the period ended October 31, 2011, the investment advisory services fee was $7,110,000, which was equivalent to an annualized rate of 0.554% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2011, unreimbursed expenses subject to reimbursement totaled $339,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the period ended October 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services		Transfer agent services		Commonwealth of Virginia administrative services
Class A	$3,017	$1,380	Not applicable		Not applicable		Not applicable
Class B	84	12	Not applicable		Not applicable		Not applicable
Class C	1,113	Included in administrative services	$165		$23		Not applicable
Class F-1	146		68		6		Not applicable
Class F-2	Not applicable		53		1		Not applicable
Class 529-A	65		36		4		$30
Class 529-B	7		1		-	*	1
Class 529-C	90		11		2		9
Class 529-E	8		1		-	*	2
Class 529-F-1	-		1		-	*	-	*
Class R-1	21		2		1		Not applicable
Class R-2	29		4		6		Not applicable
Class R-3	20		4		2		Not applicable
Class R-4	7		2		1		Not applicable
Class R-5	Not applicable		8		-	*	Not applicable
Class R-6	Not applicable		-	*	-	*	Not applicable
Total	$4,607	$1,392	$356		$46		$42

*Amount less than one thousand.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $299,000, shown on the accompanying financial statements, includes $311,000 in current fees (either paid in cash or deferred) and a net decrease of $12,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(1)		Reinvestments of dividends			Repurchases(1)		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
For the period February 1, 2011(2) to October 31, 2011
Class A	$2,327,158	92,082	$13,303	543		$(195,647)	(7,938)	$2,144,814	84,687
Class B	21,721	861	68	3		(3,698)	(151)	18,091	713
Class C	265,954	10,522	899	37		(17,692)	(721)	249,161	9,838
Class F-1	138,750	5,492	814	33		(18,951)	(783)	120,613	4,742
Class F-2	86,874	3,441	465	19		(15,301)	(625)	72,038	2,835
Class 529-A	71,236	2,819	418	17		(1,675)	(67)	69,979	2,769
Class 529-B	1,943	77	5	-	(3)	(455)	(18)	1,493	59
Class 529-C	23,491	933	77	3		(439)	(18)	23,129	918
Class 529-E	4,134	164	20	1		(184)	(8)	3,970	157
Class 529-F-1	2,162	87	8	-	(3)	(105)	(4)	2,065	83
Class R-1	4,281	169	12	-	(3)	(174)	(7)	4,119	162
Class R-2	11,128	446	30	1		(1,046)	(42)	10,112	405
Class R-3	11,036	439	43	2		(1,038)	(42)	10,041	399
Class R-4	6,719	267	25	1		(1,510)	(60)	5,234	208
Class R-5	18,505	741	113	5		(3,437)	(145)	15,181	601
Class R-6	1,509	61	3	-	(3)	(321)	(13)	1,191	48
Total net increase (decrease)	$2,996,601	118,601	$16,303	665		$(261,673)	(10,642)	$2,751,231	108,624

(1)Includes exchanges between share classes of the fund.
(2)Commencement of operations.
(3)Amount less than one thousand.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,906,656,000 and $542,588,000, respectively, during the period ended October 31, 2011.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and Securities and Exchange Commission ("SEC") registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $224,000. These expenses are not included in the accompanying financial statements.

9. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of October 31, 2011, the fund had open forward currency contracts to purchase or sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior nine-month period.

				(amounts in thousands)
			Contract amount		Unrealized (depreciation) appreciation at 10/31/2011
	Settlement date	Counterparty	Receive	Deliver

Purchases:
Japanese yen	11/17/2011	Citibank	¥740,141	$9,567	$(97)
Japanese yen	11/18/2011	Citibank	¥99,486	$1,295	(22)
Japanese yen	11/30/2011	UBS AG	¥490,000	$6,380	(109)
Japanese yen	12/7/2011	Barclays Bank PLC	¥498,921	$6,565	(179)
					$(407)

Sales:
Euros	12/2/2011	HSBC Bank	¥443,940	€4,200	$(128)
Euros	12/7/2011	JPMorgan Chase	$6,771	€4,750	186
Euros	12/7/2011	JPMorgan Chase	¥982,181	€9,100	(15)
Euros	12/9/2011	Citibank	$6,045	€4,250	167
Euros	12/9/2011	Barclays Bank PLC	¥345,600	€3,200	(2)
					$208

Forward currency contracts - net					$(199)

Financial highlights

	Net asset value, beginning of period	Net investment income	Net losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(2)	Net assets, end of period (in millions)	Ratio of expenses to average net assets(3)	Ratio of net income to average net assets(3)
Class A:
Period from 2/1/2011 to 10/31/2011(4)	$25.00	$.36	$(.70)	$(.34)	$(.21)	$24.45	(1.38)%	$2,070	1.08%	1.95%
Class B:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.22	(.69)	(.47)	(.12)	24.41	(1.90)	17	1.77	1.20
Class C:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.22	(.69)	(.47)	(.12)	24.41	(1.90)	240	1.81	1.21
Class F-1:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.37	(.71)	(.34)	(.21)	24.45	(1.34)	116	1.02	2.03
Class F-2:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.41	(.70)	(.29)	(.25)	24.46	(1.18)	69	.79	2.23
Class 529-A:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.35	(.71)	(.36)	(.20)	24.44	(1.44)	68	1.08	1.88
Class 529-B:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.21	(.70)	(.49)	(.10)	24.41	(1.97)	2	1.88	1.11
Class 529-C:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.20	(.69)	(.49)	(.12)	24.39	(1.97)	22	1.86	1.06
Class 529-E:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.29	(.69)	(.40)	(.18)	24.42	(1.58)	4	1.32	1.60
Class 529-F-1:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.39	(.70)	(.31)	(.24)	24.45	(1.26)	2	.84	2.11
Class R-1:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.23	(.70)	(.47)	(.12)	24.41	(1.90)	4	1.75	1.26
Class R-2:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.24	(.71)	(.47)	(.12)	24.41	(1.87)	10	1.64	1.30
Class R-3:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.30	(.69)	(.39)	(.18)	24.43	(1.58)	10	1.28	1.66
Class R-4:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.38	(.71)	(.33)	(.21)	24.46	(1.34)	5	1.00	2.03
Class R-5:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.42	(.71)	(.29)	(.25)	24.46	(1.16)	15	.74	2.31
Class R-6:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.44	(.72)	(.28)	(.26)	24.46	(1.13)	1	.71	2.35

For the period 2/1/2011 to 10/31/2011(4)
Portfolio turnover rate for all share classes	38%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)Annualized.
(4)Based on operations for the periods shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the investment portfolio and the summary investment portfolio, as of October 31, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the period February 1, 2011 (commencement of operations) through October 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2011, the results of its operations, changes in its net assets, and the financial highlights for the period February 1, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 12, 2011
....